Debt	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
Debt	Debt
There was no debt as of June 30, 2022. Debt as of December 31, 2021 is a follows:

December 31, 2021
2018 Convertible Notes	$19,862
2019 Convertible Notes	27,498
2020 Convertible Notes	15,294
Cantor Loan	7,522
Promissory Note	38,297
Total debt	108,473
Less deferred financing costs	-
Total debt less deferred financing fees	108,473
Less: Current portion	-
Total non-current debt, net of deferred financing fees	$108,473
Convertible Notes
In April 2021, the Company and its 2018 and 2019 convertible note holders agreed to extend the maturity date of the 2018 and 2019 convertible notes from April and September 2021, respectively, to April 2022. The Company recognized a loss on extinguishment of debt of $37,216 on the Consolidated Statements of Operations and Comprehensive Loss for the six months ended June 30, 2021, related to the agreement.
On January 25, 2022, the convertible notes were converted into 17,980,954 shares of Class A common stock. See Note 4 (Reverse Recapitalization).
Cantor Loan

In December 2021, the Company entered into the Cantor Loan. As the Company elected to account for the Cantor Loan using the fair value option at inception, changes in fair value recognized through subsequent remeasurements were recorded in the Condensed Consolidated Statements of Operations and Comprehensive Loss at each reporting period.
Pursuant to the Promissory Note Waiver Letter, the Company repaid the Cantor Loan, including all principal and interest, by the issuance of 788,021 shares of Class A common stock. Such repayment occurred on the Closing Date.

The Promissory Note Waiver Letter included a provision where in the event the VWAP is less than $10.00 per share of Class A common stock, CF&Co. will be entitled to receive a certain number of additional shares of Class A common stock (the “Cantor Loan Additional Shares”), up to a maximum of 197,005 Cantor Loan Additional Shares (if the Adjustment Period VWAP, as defined in the Promissory Note Waiver Letter, is less than or equal to $8.00 per share).

The Company extinguished the remaining Cantor Loan liability through the issuance of 26,050 Cantor Loan Additional Shares on May 9, 2022 pursuant to the terms of the Promissory Note Waiver Letter.

Columbia Loan

On March 8, 2021, the Company signed an Exchange Agreement in conjunction with a Loan and Security Agreement and warrant with Columbia, a holder of Series A, Series B and Series B-1 preferred shares and convertible notes. The Exchange Agreement requires Columbia to sell back to the Company all its outstanding shares and Notes debt, in exchange for a loan and security interest in the principal amount of $40.1 million (the “Columbia Loan”), which represented the outstanding balance of the notes including unpaid accrued interest, in exchange for the Columbia Warrant. In connection with the Merger and as provided in the Exchange Agreement, the Company reacquired treasury stock having a fair value of $170.9 million, the Columbia Loan was settled and the fair value of the Columbia Warrant of $124.8 million was reclassified to additional paid-in capital. There is no balance outstanding remaining at June 30, 2022 related to the Columbia Loan or Columbia Warrant liability.